UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Definitive Information Statement

BUCKINGHAM EXPLORATION INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies: common stock, $0.0001 par value

(2)  Aggregate number of securities to which transaction applies: 15,118,736 shares

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)  Proposed maximum aggregate value of transaction: N/A

(5)  Total fee paid: N/A

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

BUCKINGHAM EXPLORATION INC.
Suite 418 – 831 Royal Gorge Blvd.
Cañon City, CO 81212
(604) 737-0203

December 23, 2010

Dear Stockholder:

We are furnishing the enclosed preliminary Information Statement to you in connection with a proposal to amend our bylaws (the “Bylaw Amendment”) and to increase our authorized capital from 80,000,000 shares of common stock, par value $0.0001, to 300,000,000 shares of common stock, par value $0.0001 (the “Authorized Capital Increase”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

Our Board of Directors fully reviewed and unanimously approved the Bylaw Amendment and Authorized Capital Increase by resolution dated December 21, 2010.  The holders of a majority of our issued and outstanding common stock also approved the Bylaw Amendment and Authorized Capital Increase by written consent dated December 21, 2010.  However, pursuant to applicable securities laws these corporate actions will not be effected until at least 20 days after a definitive Information Statement has first been sent to our stockholders who did not previously consent to the Bylaw Amendment and Authorized Capital Increase.

By Order of the Board of Directors,

/s/ Robin Relph
Robin Relph
President and Chief Executive Officer

INFORMATION STATEMENT

Introduction

The holders of a majority of our issued and outstanding common stock have taken an action by written consent without a meeting, pursuant to Section 78.207 of the Nevada Revised Statutes, to approve an amendment to our bylaws (the “Bylaw Amendment”) and an increase in our authorized capital from 80,000,000 shares of common stock, par value $0.0001, to 300,000,000 shares of common stock, par value $0.0001 (the “Authorized Capital Increase”). The purpose of the Authorized Capital Increase is to reorganize our capital structure in connection with a recent change of control, which management believes will better position us to attract financing.

This Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provided to our stockholders pursuant to Rule 14c-2 under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

We are a fully-reporting Exchange Act company incorporated in the State of Nevada.  Our common stock is quoted on the OTC Bulletin Board under the trading symbol “BUKX”.  Information about us can be found in our most recent Quarterly Report on Form 10-Q for the period ended August 31, 2010 and our amended Annual Report on Form 10-K/A for the fiscal year ended May 31, 2010, both filed with the United States Securities and Exchange Commission (the “SEC”).  Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, at other Internet sites such as http://www.freeedgar.com, as well as by other means from the offices of the SEC.

We will incur all costs associated with preparing, printing and mailing this Information Statement.

Item 1.  Information Required by Items of Schedule 14A

Date, Time and Place Information

There will not be a meeting of our stockholders to approve the Bylaw Amendment and the Authorized Capital Increase, and we are not required to hold a meeting under the Nevada Revised Statutes when such corporate actions have been approved by the written consent of holders of a majority of our stock entitled to vote on December 21, 2010.  This Information Statement is being mailed on or about January 2, 2010 to the holders of our stock as of December 20, 2010.

Dissenters’ Right of Appraisal

Under the Nevada Revised Statutes, our stockholders do not have dissenters' rights in connection with the Bylaw Amendment and the Authorized Capital Increase.

Voting Securities and Principal Holders Thereof

The record date for the determination of stockholders entitled to consent to the Bylaw Amendment and the Authorized Capital Increase was December 20, 2010 (the “Record Date”).  As of that date, we had 15,118,736 outstanding shares of common stock, $0.0001 par value, and no outstanding shares of preferred stock, $0.0001 par value.  Each share of our common stock entitles the holder thereof to one vote on each matter that may come before a meeting or vote of our stockholders.

The Bylaw Amendment and the Authorized Capital Increase were approved by the holders of a majority of our stock entitled to vote on the Record Date.  The vote required to approve the corporate actions was 50% of the shares entitled to vote plus one vote.  The actual affirmative vote was 99.2% of our issued and outstanding shares.

We are not permitted to effect the Bylaw Amendment and the Authorized Capital Increase until at least 20 days after we distribute a definitive Information Statement to our stockholders who have not previously consented to the corporate actions.

Security Ownership of Certain Beneficial Owners and Management:

The following table sets forth the ownership, as of the Record Date, of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities.  As of the Record Date there were 15,118,736 shares of our common stock issued and outstanding.  All persons named have sole or shared voting and investment power with respect to the securities, except as otherwise noted.  The number of securities described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this Information Statement.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Robin Relph (1) 15 Nebuck House Olde Towne at Sandyport West Bay Street, Nassau, Bahamas	35,207 (2)	(3)
Common Stock	Aviador Corporation Pty. Ltd. (4) 7 Faulkner Circle Mosman Park, Western Australia Australia 6012	22,500,000 (5)	99.5
	All Officers and Directors as a Group	22,535,207	99.5

(1)	Robin Relph is our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and director.

(2)	Includes 30,207 shares held directly by Mr. Relph, as well as 5,000 shares held by Cocotropolis Inc., a company over which Mr. Relph shares voting and investment power with Shelley Miller.

(3)	Less than 1%.

(4)	Simon Eley, our director, is also a director of Aviador Corporation Pty. Ltd.

(5)
Includes 15,000,000 shares and warrants to purchase 7,500,000 shares at a price of $0.10 per share on or before December 20, 2011. Mr. Eley disclaims beneficial ownership over these securities as the voting and investment power over such securities rests with the board of directors of Aviador Corporation Pty Ltd.

Amendment of Charter, Bylaws of Other Documents

We are undertaking the Bylaw Amendment to update our bylaws and make them more comprehensive. We are undertaking the Authorized Capital Increase to reorganize our capital structure in connection with a recent change of control, which management believes will better position us to attract financing.

The Authorized Capital Increase will be effective upon filing a Certificate of Change pursuant to Nevada Revised Statutes 78.209 with the Nevada Secretary of State.

Item 2.  Statement that Proxys are not Solicited

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

Item 3.  Interest of Certain Persons in or in Opposition to Matters to be Acted Upon

The substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been our director or officer at any time since the beginning of the last fiscal year, each nominee for election as our director and each associate of the foregoing persons in the Bylaw Amendment and Authorized Capital Increase is as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Robin Relph (1) 15 Nebuck House Olde Towne at Sandyport West Bay Street, Nassau, Bahamas	35,207 (2)	(3)
Common Stock	Aviador Corporation Pty. Ltd. (4) 7 Faulkner Circle Mosman Park, Western Australia Australia 6012	22,500,000 (5)	99.5
	All Officers and Directors as a Group	22,535,207	99.5

(1)	Robin Relph is our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and director.

(2)	Includes 30,207 shares held directly by Mr. Relph, as well as 5,000 shares held by Cocotropolis Inc., a company over which Mr. Relph shares voting and investment power with Shelley Miller.

(3)	Less than 1%.

(4)	Simon Eley, our director, is also a director of Aviador Corporation Pty. Ltd.

(5)
Includes 15,000,000 shares and warrants to purchase 7,500,000 shares at a price of $0.10 per share on or before December 20, 2011. Mr. Eley disclaims beneficial ownership over these securities as the voting and investment power over such securities rests with the board of directors of Aviador Corporation Pty Ltd.

Item 4.  Proposals by Security Holders

None.

Item 5.  Delivery of Documents to Security Holders Sharing an Address

We will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders.

We undertake to deliver promptly upon written or oral request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of the document was delivered.  A stockholder can notify us that he or she wishes to receive a separate copy of this Information Statement or any future Information Statement by writing to us at Suite 418 – 831 Royal Gorge Blvd., Cañon City, CO 81212, or by telephoning us at (604) 737-0203.

Stockholders sharing the same address can also request delivery of a single copy of annual reports to security holders, information statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple of such documents in the same manner.

By Order of the Board of Directors:

Dated: December 23, 2010	By:	/s/ C. Robin Relph
C. Robin Relph
President and Chief Executive Officer